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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 27, 2007


                           Dayton Superior Corporation
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    1-11781                  31-0676346

     (State or Other              (Commission               (IRS Employer
      Jurisdiction               File Number)            Identification No.)
    of Incorporation)


                          7777 Washington Village Drive
                               Dayton, Ohio 45459
               (Address of Principal Executive Offices) (Zip Code)


                                  937-428-6360
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement.

     On December 27, 2007, Dayton Superior Corporation (the "Company"), Odyssey Investment Partners Fund, LP ("Odyssey"), and Eric R. Zimmerman, Raymond E. Bartholomae, and Edward J. Puisis (the "Management Stockholders") entered into a First Amendment (the "Amendment") to the Voting Agreement and Irrevocable Proxy dated December 6, 2006 that was filed by the Company on December 7, 2006 as
Exhibit 9.1 to Amendment No. 3 to the Company's registration statement on Form S-1 (the "Voting Agreement"). The Amendment allows the Management Stockholders to terminate the Voting Agreement at any time by giving at least 30 calendar days prior written notice to each of the other parties to the Voting Agreement. A copy of the Amendment is attached to this Report as Exhibit 1.1 and incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.

      (d)  Exhibits.

      The following exhibits are furnished in accordance with the provisions of
Item 601 of Regulation S-K:

EXHIBIT NO.                             DESCRIPTION
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    9.1(a)  First Amendment to the Voting Agreement and Irrevocable Proxy dated
            December 27, 2007 among the Dayton Superior Corporation, Odyssey Investment Partners Fund, LP and certain management stockholders



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Dayton Superior Corporation

Date:  December 27, 2007                  By:/s/ Edward J. Puisis
                                             -----------------------------------
                                             Name:  Edward J. Puisis
                                             Title: Executive Vice President
                                                    and Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.                             DESCRIPTION
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    9.1(a)  First Amendment to the Voting Agreement and Irrevocable Proxy dated
            December 27, 2007 among the Dayton Superior Corporation, Odyssey Investment Partners Fund, LP and certain management stockholders


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